UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: May 25, 2021

(Date of earliest event reported)

KB HOME

(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	KBH	New York Stock Exchange
Rights to Purchase Series A Participating Cumulative Preferred Stock		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 25, 2021, KB Home (the “Company”) announced a public offering of $300.0 million in aggregate principal amount of senior notes due 2031, which was subsequently upsized to an aggregate principal amount of $390.0 million.

On May 25, 2021, the Company also announced that it priced the upsized offering, which is expected to close on June 9, 2021, subject to customary closing conditions.

A copy of the press release dated May 25, 2021 announcing the senior notes offering is attached as Exhibit 99.1, and a copy of the press release dated May 25, 2021 announcing the pricing of the upsized senior notes offering is attached as Exhibit 99.2. In connection with the pricing of the senior notes offering, a copy of the Underwriting Agreement dated May 25, 2021 is attached as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated May 25, 2021, relating to the Company’s 4.00% Senior Notes due 2031.

99.1	Press Release dated May 25, 2021 announcing a public offering of senior notes.

99.2	Press Release dated May 25, 2021 announcing the pricing of the offering of 4.00% Senior Notes due 2031.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 25, 2021, relating to the Company’s 4.00% Senior Notes due 2031.

99.1	Press Release dated May 25, 2021 announcing a public offering of senior notes.

99.2	Press Release dated May 25, 2021 announcing the pricing of the offering of 4.00% Senior Notes due 2031.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2021

KB Home

By:	/s/ William A. (Tony) Richelieu
William A. (Tony) Richelieu
Vice President, Corporate Secretary and Associate General Counsel